Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”), dated February 27, 2014, is entered into by and between American Restaurant Concepts, Inc., a Florida corporation (the “Company”), and Seenu G. Kasturi, an individual (“Purchaser”).

R E C I T A L S:

WHEREAS, Purchaser desires to purchase, and the Company desires to sell, shares of the Company’s common stock on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.             Purchase and Sale of Securities.

(a)           Purchase of Common Stock.  Subject to the terms and conditions hereof, Purchaser agrees to purchase, and the Company agrees to sell, 206,061 shares (“Shares”) of the Company’s Class A common stock, $.01 par value per share (“Common Stock”), for a total purchase price of $340,000 (the “Transaction”).  The purchase price shall be paid by Purchaser in accordance with the terms of a promissory note to be issued to the Company by Purchaser substantially in the form attached hereto as Exhibit A (the “Promissory Note”).  All references to “dollar” or “$” are references to U.S. Dollars.

(b)           Placement Agent and Finder Fees.  The Company reserves the right to pay reasonable placement agent and finder fees consisting of cash, securities identical to the Shares or such other consideration as the Company deems appropriate.

(c)           Closing.   The closing of the Transaction (the “Closing”) shall take place at a time, on a date and at a place to be determined by the Company in its sole discretion.  At or prior to the Closing: (i) Purchaser shall deliver to the Company one completed and duly executed copy of this Agreement and the Promissory Note, and (ii) the Company shall execute this Agreement.  After the Closing, the Company will issue to Purchaser one or more certificates for the Shares duly executed by the Company, together with a copy of Purchaser’s executed Agreement countersigned by the Company.

2.             Representations and Warranties of Purchaser.  Purchaser represents and warrants to the Company as follows:

(a)           Organization and Qualification.  If Purchaser is an entity: (i) Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on Purchaser, and (ii) Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be in good standing or so qualified as would not have a material adverse effect Purchaser.

(b)           Authority; Validity and Effect of Agreement.

(i)           If Purchaser is an entity: (A) Purchaser has the requisite corporate or other entity power and authority to execute and deliver this Agreement and perform its obligations under this Agreement, and (B) the execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its obligations hereunder and all other necessary corporate or other entity action on the part of Purchaser have been duly authorized by its board of directors or similar governing body, and shareholders or similar interest holders, if necessary, and no other corporate or other entity proceedings on the part of Purchaser is necessary for Purchaser to execute and deliver this Agreement and perform its obligations hereunder.

(ii)          This Agreement has been duly and validly authorized, executed and delivered by Purchaser and, assuming it has been duly and validly executed and delivered by the Company, constitutes a legal, valid and binding obligation of Purchaser, in accordance with its terms.

(c)           No Conflict; Required Filings and Consents.  Neither the execution and delivery of this Agreement by Purchaser nor the performance by Purchaser of its obligations hereunder will: (i) if Purchaser is an entity, conflict with Purchaser’s articles of incorporation or bylaws, or other similar organizational documents; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Purchaser or any of the properties or assets of Purchaser; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Purchaser under, or result in the creation or imposition of any lien upon any properties, assets or business of Purchaser under, any material contract or any order, judgment or decree to which Purchaser is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences that, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

(d)           Accredited Investor.  Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).  If Purchaser is an entity, Purchaser was not formed for the specific purpose of acquiring the Shares, and, if it was, all of Purchaser’s equity owners are “accredited investors” as defined above.

(e)           Foreign Investors. If Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including: (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) and foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Purchaser’s subscription and payment for, and continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of Purchaser’s jurisdiction.

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(f)           No Government Review.  Purchaser understands that neither the United States Securities and Exchange Commission (“SEC”) nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Shares or passed upon or endorsed the merits of the Shares or this Agreement, or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement.

(g)           Investment Intent.  The Shares are being acquired for Purchaser’s own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same.  By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of the Shares.

(h)           Restricted Securities.  Purchaser understands that the Shares: (i) are “restricted securities” as such term is defined under Rule 144 of the Securities Act, (ii) have not been registered under the Securities Act or registered or qualified under any state securities law, and (iii) may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom.  In any case where such an exemption is relied upon by Purchaser from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Purchaser shall furnish the Company with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to the Company.  Purchaser acknowledges that it is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

(i)            Investment Experience.  Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Shares, and Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment.  In making its decision to acquire the Shares, Purchaser has not relied upon any information other than information contained in this Agreement.

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(j)            Access to Information.  Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including but not limited to the Company’s filings with the SEC, that it has deemed necessary for it to make an informed investment decision with respect to the Shares.  Purchaser acknowledges that the Company may concurrently issue other securities that are identical to or different from the Shares for a purchase price consisting of cash, services or other consideration that may be materially different from the purchase price of the Shares and that such securities may have rights, preferences and privileges senior to those of the Shares.  Purchaser acknowledges that it has had the opportunity to ask representatives of the Company questions and request additional information regarding the terms and conditions of the investment and the finances, operations, business and prospects of the Company, that it has had any and all such questions and requests answered to its satisfaction, and that it understands the risks and other considerations relating to its investment in the Shares.

(k)           Reliance on Representations. Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Shares.  Purchaser represents and warrants to the Company that any information that Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Shares.  Within five (5) days after receipt of a request from the Company, Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject.

(l)            No General Solicitation.  Purchaser is unaware of, and in deciding to purchase the Shares is in no way relying upon, and did not become aware of the opportunity to purchase the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Transaction.

(m)          Legends.  The certificates evidencing the Shares shall have endorsed thereon a legend substantially in the form set forth below (and appropriate notations thereof will be made in the Company’s stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent, if any, of the Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM.  NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

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THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN SECURITIES PURCHASE AGREEMENT DATED FEBRUARY 27, 2014 BY AND BETWEEN THE COMPANY AND SEENU G. KASTURI AND THAT CERTAIN PROMISSORY NOTE DATED FEBRUARY 27, 2014 ISSUED BY SEENU G. KASTURI IN FAVOR OF THE COMPANY, COPIES OF EACH OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY.  NO TRANSFER OR PLEDGE OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF SAID SECURITIES PURCHASE AGREEMENT AND PROMISSORY NOTE.  BY ACCEPTANCE OF THIS CERTIFICATE, ANY HOLDER, TRANSFEREE OR PLEDGEE HEREOF AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE SECURITIES PURCHASE AGREEMENT AND PROMISSORY NOTE.

(n)           Placement Agent and Finder’s Fees. No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of Purchaser or under its authority is or will be entitled to any broker’s or finder’s fee or any other commission or similar fee, directly or indirectly, in connection with the Transaction, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understanding made by or on behalf of Purchaser.

3.             Representations and Warranties of the Company.  The Company represents and warrants to Purchaser as follows:

(a)           Organization and Qualification.  The Company is duly organized, validly existing and in good standing under the laws of the State of Florida, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on the Company.  The Company is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on the Company.

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(b)          Authority; Validity and Effect of Agreement.

(i)           The Company has the requisite corporate power and authority to execute and deliver this Agreement, perform its obligations under this Agreement, and engage in the Transaction.  The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, the Transaction and all other necessary corporate action on the part of the Company have been duly authorized by its board of directors, and no other corporate proceedings on the part of the Company is necessary to authorize this Agreement or the Transaction.  This Agreement has been duly and validly executed and delivered by the Company and, assuming that it has been duly authorized, executed and delivered by Purchaser, constitutes a legal, valid and binding obligation of the Company, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(ii)          The Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be: (A) validly issued, fully paid and non-assessable shares of Common Stock with no personal liability resulting solely from the ownership of such shares, and (B) free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company, other than the restrictions imposed upon the Shares under applicable federal and state securities laws.

(c)           No Conflict; Required Filings and Consents.  Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations hereunder will: (i) conflict with the Company’s articles of incorporation or bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to the Company or any of the properties or assets of the Company; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of, the Company, or result in the creation or imposition of any lien upon any properties, assets or business of the Company under, any material contract or any order, judgment or decree to which the Company is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences that, individually or in the aggregate, would not have a material adverse effect on the Company’s obligation to perform its covenants under this Agreement.

(d)           Placement Agent and Finder’s Fees.  Except as provided in Section 1(b), neither the Company nor any of its respective officers, directors, employees or managers, has employed any broker, finder, advisor or consultant, or incurred any liability for any investment banking fees, brokerage fees, commissions or finders’ fees, advisory fees or consulting fees in connection with the Transaction for which the Company has or could have any liability.

4.             Indemnification.  Purchaser agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys’ fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations, warranties, covenants or agreements made by Purchaser herein, and Purchaser agrees that in the event of any breach of any representations or warranties made by Purchaser herein, the Company may, at its option, forthwith rescind the sale of the Shares to Purchaser.

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5.             Confidential Information.  Purchaser shall not disclose and shall maintain the confidentiality of (and shall cause its affiliates, directors, officers, employees, agents and representatives to not disclose and to maintain the confidentiality of) any non-public information which relates to the business, legal or financial affairs of the Company (the “Confidential Information”). Purchaser shall use at least the same degree of care to safeguard and to prevent the disclosure, publication or dissemination of the Confidential Information as it employs to avoid unauthorized disclosure, publication or dissemination of its own information of a similar nature, but in no case less than reasonable care. In the event that Purchaser, (or any affiliate, director, officer, employee, agent or representative of Purchaser) is requested or required (by oral question, interrogatory, request for information or documents, subpoena, civil investigative demand or similar process) to disclose any Confidential Information, Purchaser shall: (a) notify the Company promptly so that the Company may seek a protective order or other appropriate remedy, and (b) cooperate with the Company in any effort the Company undertakes to obtain a protective order or other remedy.  In the event that no such protective order or other remedy is obtained, the applicable party shall disclose to the person compelling disclosure only that portion of the Confidential Information which such party is advised by counsel is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment is accorded the Confidential Information so disclosed.

6.             Public Announcements.  Purchaser shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the subject matter of this Agreement.

7.             Entire Agreement.  This Agreement contains the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereto, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement.  Neither party relied upon any representation or warranty, whether written or oral, made by the other party or any of its officers, directors, employees, agents or representatives, in making its decision to enter into this Agreement.

8.             Amendment and Modification.  This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

9.             Extensions and Waivers.  The parties hereto entitled to the benefit of a term or provision may: (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein.  Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought.  No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.  No waiver by either party hereto of any breach or default of any of the representations, warranties, covenants or agreements set forth herein will be deemed a waiver as to any subsequent or similar breach or default.

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10.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that Purchaser may not assign its rights or delegate its obligations under this Agreement without the express prior written consent of the Company.  Except as provided in Sections 4 and 5 and as specifically provided elsewhere herein, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

11.           Survival of Representations, Warranties and Covenants.  The representations and warranties contained herein shall survive the Closing and shall thereupon terminate 24 months from the Closing.  All covenants and agreements contained herein that by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms.

12.           Headings; Definitions.  The Section headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement.  All references to “Sections” contained herein mean Sections of this Agreement unless otherwise stated.  All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms, and any pronoun shall include the corresponding masculine, feminine and neuter.

13.           Severability.  If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties hereto.

14.           Notices.  All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

If to the Company:

American Restaurant Concepts, Inc.
212 Guilbeau Road
Lafayette, LA 70506
Attention:  Chief Financial Officer
Fax: (888) 821-4205

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If to Purchaser:

To Purchaser at the address set forth on the Company’s books and records.

15.           Governing Law.  This Agreement shall be governed by and construed in accordance with the State of Florida, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

16.           Arbitration. Any dispute or claim arising out of or in relation to this Agreement, or the interpretation, making, performance, breach or termination thereof, shall be finally and exclusively settled by binding arbitration under the commercial arbitration rules of the American Arbitration Association by an arbitrator or arbitrators chosen by the Company in its sole and absolute discretion.  The arbitration shall take place at a site to be chosen by the Company in its sole and absolute discretion.  The decision of the arbitrator(s) shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction.  The parties hereto shall share equally the costs of the arbitration; provided, however, that the prevailing party shall be entitled to recover its share of such costs.

17.           Counterparts.  This Agreement may be executed and delivered electronically in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have executed this Agreement as of the date first above written.

PURCHASER

/s/ Seenu G. Kasturi
Seenu G. Kasturi

AMERICAN RESTAURANT CONCEPTS, INC.

By:	/s/ Richard W. Akam
Richard W. Akam
Chief Executive Officer

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EXHIBIT A

FORM OF PROMISSORY NOTE

$[_________________].00	Dated: February [___], 2014

FOR VALUE RECEIVED, the undersigned, Seenu G. Kasturi, an individual (“Borrower”), promises to pay to the order of American Restaurant Concepts, Inc., a Florida corporation (“Lender”), in immediately available funds at the address of Lender set forth in the Securities Purchase Agreement (as defined below), or at such other location as Lender may designate in writing from time to time, the principal amount of $[________________].00 together with interest computed in the manner set forth below, in accordance with the following terms:

1.             Terms of Repayment.  The principal amount of this Note shall be due and payable in four equal quarterly installments (each an “Installment Payment”) in accordance with the following schedule:

(a)           $[_______________] on or before June 30, 2014;

(b)           $[_______________] on or before September 30, 2014;

(c)           $[_______________] on or before December 31, 2014; and

(d)           $[_______________] on or before March 31, 2015 (the “Maturity Date).

Interest on the outstanding principal balance of this Note shall accrue at the rate of six percent (6%) per annum, and all accrued but unpaid interest outstanding on the date an Installment Payment is due (each, an “Installment Date”) shall be due and payable on that Installment Date.  Borrower shall have the right to prepay the principal amount of this Note, in whole or in part, together with any accrued but unpaid interest due on such principal amount, at any time without penalty.  Unless otherwise agreed or required by applicable law, all payments will be applied first to any charges, costs, expenses or late fees then owed to Lender, next to accrued but unpaid interest, with any balance applied to principal.

2.             Event of Default.  An “Event of Default” under this Note means the occurrence of any of the following events (whether the reason for such event of default shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (i) nonpayment of any principal and interest when and as due under the terms of this Note; (ii) any other material breach of the terms of this Note; (iii) the institution of any proceedings by or against Borrower under any law relating to bankruptcy, insolvency, reorganization or other form of debtor relief or Borrower’s making an assignment for the benefit of creditors, or the appointment of a receiver, trustee, conservator or other judicial representative for Borrower or any of its respective properties; or (iv) an event of bankruptcy or insolvency of Borrower.  Lender shall provide Borrower with written notice upon the occurrence of an Event of Default and, provided the default is not cured within thirty (30) days of the stated Event of Default, the entire principal and accrued interest under this Note shall accelerate and become immediately due and payable.  Upon the occurrence of an Event of Default, which occurrence is not cured within the notice provisions, Borrower agrees to pay, and shall pay, all costs and expenses (including attorney’s fees and expenses) reasonably incurred by Lender in connection with the preservation and enforcement of Lender’s rights hereunder.

3.             Rights Under Securities Purchase Agreement.  This Note has been issued pursuant to that certain Securities Purchase Agreement, dated February [___], 2014, by and between the Lender and Borrower (the “Securities Purchase Agreement”), and Lender and Borrower are entitled to all the rights and benefits, and subject to all the obligations, thereunder.

4.             Agreements of Borrower.  Borrower and any other party now or hereafter liable for the payment of this Note, in whole or in part, hereby severally: (i) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice, filing of suit and diligence in collecting this Note, (ii) agree to the release of any party primarily or secondarily liable hereon, (iii) agree that Lender shall not be required to first institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable hereon or to enforce its rights against them, and (iv) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them.

5.             Maximum Interest Rate.  Any interest rate provided for hereunder that exceeds the maximum interest rate permitted by applicable law shall be reduced to such maximum interest rate and any interest in excess of such maximum rate paid to Lender shall be applied to reduce the principal balance of this Note so that in no event shall Lender receive or be entitled to receive interest in excess of the maximum amount permitted by applicable law.

6.             Amendments.  This Note may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.  Any amendment effected in accordance with this Section 6 shall be binding upon Lender, each future holder and Borrower.  No waivers of, or exceptions to, any term, condition or provision of this Note, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

7.             Successors and Assigns.  This Note shall bind Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of Lender and its successors and assigns; provided, however, that Borrower may not transfer, pledge, hypothecate or assign this Note or any interest herein without the prior written consent of Lender.  All references in this Note to “Borrower” and “Lender” shall be deemed to apply to Borrower and Lender, respectively, and to their respective successors and assigns.

8.             Severability.  If any provision of this Note or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Note shall remain in full force and effect and shall be reformed to render this Note valid and enforceable while reflecting to the greatest extent permissible the intent of the parties hereto.

9.             Governing Law.  This Note shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

The undersigned has executed this Note as of the date set forth above.

BORROWER
[______________________________________]
Seenu G. Kasturi

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